Exhibit 10.1

Accelerate Acquisition Corp.

51 John F. Kennedy Parkway

Short Hills, New Jersey 07078

December 15, 2022

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of December 15, 2022, is made by and between Accelerate Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement, dated as of March 17, 2021 (the “Trust Agreement”);

WHEREAS, following the closing of the Offering and as of March 22, 2021, a total of $400,000,000 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account; including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of sixty-five percent (65%) or more of the then outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common, par value $0.0001 per share, of the Company (the “Class B Common Stock”) voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, sixty-five percent (65%) of the then outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, stockholders of the Company have passed a special resolution to amend the Company’s amended and restated certificate of incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) December 15, 2022, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

3. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

4. Amendment to Exhibit C. Effective as of the execution hereof, Exhibit C of the Trust Agreement is hereby amended and restated in its entirety with Exhibit C attached hereto.

5. Amendment to Exhibit D. Effective as of the execution hereof, Exhibit D of the Trust Agreement is hereby amended and restated in its entirety with Exhibit D attached hereto.

6. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

7. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof” and terms of similar import shall in all instances continue to refer to February 3, 2021.

(b) All references to the “Certificate of Incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Company’s amended and restated certificate of incorporation.

8. Governing Law and Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

9. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

10. Other Miscellaneous Terms. The provisions of Sections 6(d), 6(e) and 6(h) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
	Name:	Francis Wolf
	Title:	Vice President

ACCELERATE ACQUISITION CORP.

By:	/s/ Michael Simoff
	Name:	Michael Simoff
	Title:	Chief Financial Officer

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Accelerate Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 17, 2021 (as amended, restated, supplemented or modified from time to time, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in Section 1(i) of the Trust Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [•], as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours,

Accelerate Acquisition Corp.

By:
Name:
Title:

co: UBS Securities LLC

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EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Tax Payment and Dissolution Expense Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez,

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Accelerate Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of March 17, 2021 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[•] of the interest income earned on the Property as of the date hereof. Such amount is inclusive of $100,000 of interest income to be released to the Company to pay dissolution expenses. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its tax obligations as set forth on the attached tax return or tax statement or other supporting documentation provided, as well as for payment of dissolution expenses as permitted by the Trust Agreement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

JPMorgan Chase Bank, N.A.

383 Madison Avenue

New York, NY 10017

ABA # - 021000021

SWIFT#- CHASUS33 (optional for Domestic wire transfers)

Account Number - 758762855

For Account of - ACCELERATE ACQUISITION CORP.

[Signature Page Follows]

C-1

Very truly yours,

ACCELERATE ACQUISITION CORP.

By:
	Name:	Michael Simoff
	Title:	Chief Financial Officer

cc: UBS Securities LLC

C-2

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Accelerate Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 17, 2021 (as amended, restated, supplemented or modified from time to time, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $[•] of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Stockholders who have requested redemption of their Common Stock. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in Section 1(i) of the Trust Agreement. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.

Very truly yours,

Accelerate Acquisition Corp.

By:
Name:
Title:

cc: UBS Securities LLC

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